Fees Summary	Oct. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,088.59
Total Transaction Valuation	15,123,739.07
Total Offset Amount	0.00
Net Fee	$ 2,088.59